SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                February 4, 2004
                                -----------------
                                 Date of Report
                        (Date of Earliest Event Reported)



                           Total System Services, Inc.
                           ---------------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                         1-10254                   58-1493818
--------------                  ------------------          --------------
(State of                       (Commission File            (IRS Employer
 Incorporation)                  Number)                     Identification
                                                             Number)



                   1600 First Avenue, Columbus, Georgia 31901
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (706) 649-2267
                                 --------------
              (Registrant's telephone number, including area code)


                ------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.
-------  ------------

         On February 4, 2004, Total System Services, Inc. ("Registrant") issued a press release announcing an approximately four percent reduction in its workforce. Registrant also confirmed its previously announced anticipated growth in earnings per share of 5-7% for 2004.

         A copy of Registrant's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (c)      Exhibits

         99.1 - Registrant's press release dated February 4, 2004







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                                    Signature
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TOTAL SYSTEM SERVICES, INC.
                                          ("Registrant")


Dated:  February 5, 2004                  By:/s/ Kathleen Moates
       ------------------------           -------------------------------------
                                             Kathleen Moates
                                             Senior Deputy General Counsel




























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